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                                                                   EXHIBIT 10.11

                        1ST AMENDMENT TO LEASE AGREEMENT

      This 1st Amendment to Lease is dated July 21, 2004, by and between Bay West Equities Carlsbad Research Center, LLC ("Landlord") and Xenonics, Inc., a California Corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

      A. Landlord and Tenant are parties to a lease dated August 16, 2000, including Addendum I of the same date ("Lease"), for the leasing of certain premises consisting of approximately 9,179 square feet area within a larger multi-tenant R&D/industrial project located at 2236 Rutherford Road, #121/123, Carlsbad, California, 92008. Landlord and Tenant hereby express their mutual desire and intent to amend by this writing the terms and conditions of the Lease as hereinafter provided.

      B. The Tenant desires to extend its lease by four (4) years to an expiration date of October 31st, 2008 (the "Extended Term").

      NOW THEREFORE, the parties hereto agree as follows, effective July 22, 2004:

            1. RENT ADJUSTMENT: The Basic Rent for the Extended Term shall be adjusted as follows:

               November 1, 2004 -- October 31, 2005: $8,261.10 per month
               ($0.90 psf)
               November 1, 2005 -- October 31, 2006: $8,720.05 per month
               ($0.95 psf)
               Thereafter rent to increase at three percent (3%) per annum:
               November 1, 2006 -- October 31, 2007: $8,981.65 per month ($0.978 psf) November 1, 2007 -- October 31, 2008: $9,251.10 per month ($1.01 psf)

            2. LEASE TYPE: Triple Net.

            3. CURRENT COMMON AREA CHARGES: $2,517.12 per month (2004 calendar year CAM estimate)

            4. TENANT IMPROVEMENT ALLOWANCE: Up to $2 per square foot.

            5. LEASE EXTENSION START DATE: November 1, 2004.

            6. LEASE EXTENSION TERM: Four (4) years.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

LANDLORD:                                         TENANT:
BAY WEST EQUITIES CARLSBAD RESEARCH               XENONICS, INC.
CENTER, LLC

By: /s/ Patrick Sammons                           By: __________________________
    --------------------------
          Patrick Sammons

Title: Managing Member                            Printed: _____________________

Date: July 22, 2004                               Title: _______________________

                                                  Date: ________________________

Xenonics 1st Amendment to Lease 7-22-04